Exhibit 99.1

Protolabs Reports Financial Results for the Second Quarter of 2022

Record Revenue of $126.9 million in the Second Quarter of 2022;

GAAP Earnings Per Share of $0.09, Non-GAAP Earnings Per Share of $0.46

MAPLE PLAIN, Minn. – August 5, 2022 – Proto Labs, Inc. ("Protolabs" or "the company") (NYSE: PRLB), the world’s leading provider of digital manufacturing services, today announced financial results for the second quarter ended June 30, 2022.

Second Quarter 2022 Highlights include:

●	Revenue for the second quarter of 2022 was $126.9 million, representing a 3.1 percent increase compared to revenue of $123.0 million in the second quarter of 2021.
●	Hubs generated $11.3 million of revenue in the second quarter, representing year-over-year growth of 26.3 percent.
●	On a GAAP basis, costs related to the closure of Japan operations were $5.2 million in the quarter. These costs have been excluded from our Non-GAAP results. See “Non-GAAP Financial Measures” below.
●	Net income was $2.6 million, or $0.09 per diluted share.
●	Non-GAAP net income was $12.8 million, or $0.46 per diluted share.

“Protolabs performed well in the quarter amid continuing supply chain challenges in the broader manufacturing industry and macroeconomic growth concerns,” said Rob Bodor, President and Chief Executive Officer. “We continue to make progress on our 2022 strategic priorities and are focused to execute on the integration of Protolabs and Hubs, bringing together two leading digital manufacturing offers to create the most comprehensive digital manufacturing offer to serve our customers.”

Additional Second Quarter 2022 Highlights include:

●	Protolabs served 24,058 unique product developers during the second quarter of 2022.
●	Gross margin was 45.2 percent of revenue, compared to 44.9 percent of revenue in the first quarter of 2022.
●	Non-GAAP gross margin was 45.9 percent of revenue, compared to 45.7 percent of revenue in the first quarter of 2022.
●	EBITDA was $15.1 million, or 11.9 percent of revenue.
●	Adjusted EBITDA was $24.6 million, or 19.4 percent of revenue.
●	Cash and investments balance was $110.1 million as of June 30, 2022.

“We are pleased with the sequential improvements in our margins in the second quarter,” said Dan Schumacher, Chief Financial Officer. “We continue to focus on executing our strategy through disciplined investments and cost controls while delivering value to our customers and profitable growth to our shareholders.”

Non-GAAP Financial Measures

The company has included non-GAAP revenue growth by region and by service line that excludes the impact of changes in foreign currency exchange rates and revenue earned from our acquisition of Hubs (collectively, “non-GAAP revenue growth”). Management believes these metrics are useful in evaluating the underlying business trends and ongoing operating performance of the company.

The company has included earnings before interest, taxes, depreciation and amortization (“EBITDA”) and EBITDA, adjusted for stock-based compensation expense, unrealized (gain) loss on foreign currency, costs related to the Japan closure activities and transaction costs (collectively, “Adjusted EBITDA”), in this press release to provide investors with additional information regarding the company’s financial results. The company has also included earnings before interest, taxes, depreciation and amortization margin (“EBITDA margin”) and EBITDA margin, adjusted for stock-based compensation expense, unrealized (gain) loss on foreign currency, costs related to the Japan closure activities and transaction costs (collectively, “Adjusted EBITDA margin”), in this press release to provide investors with additional information regarding the company’s financial results.

The company has included non-GAAP gross margin, adjusted for stock-based compensation expense and amortization expense, in this press release to provide investors with additional information regarding the company’s financial results.

The company has included non-GAAP operating margin, adjusted for stock-based compensation expense, amortization expense, costs related to the Japan closure activities and transaction costs (collectively, “non-GAAP operating margin”), in this press release to provide investors with additional information regarding the company’s financial results.

The company has included non-GAAP gross margin excluding Japan, adjusted for stock-based compensation expense and amortization expense in this press release to provide investors with additional information regarding the company’s financial results. The company has included non-GAAP operating margin excluding Japan, adjusted for stock-based compensation expense, amortization expense, costs related to the Japan closure activities and transaction costs (collectively, “non-GAAP operating margin excluding Japan”), in this press release to provide investors with additional information regarding the company’s financial results.

The company has included non-GAAP net income, adjusted for stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency, costs related to Japan closure activities and transaction costs (collectively, “non-GAAP net income”), in this press release to provide investors with additional information regarding the company’s financial results.

The company has provided below reconciliations of GAAP to non-GAAP net income, non-GAAP gross margin, non-GAAP gross margin excluding Japan, non-GAAP operating margin, non-GAAP operating margin excluding Japan, non-GAAP revenue growth by region and by service, and Adjusted EBITDA and Adjusted EBITDA margin, to the most directly comparable measures calculated and presented in accordance with GAAP. These non-GAAP measures are used by the company’s management and board of directors to understand and evaluate operating performance and trends and provide useful measures for period-to-period comparisons of the company’s business. Accordingly, the company believes that these non-GAAP measures provide useful information to investors and others in understanding and evaluating operating results in the same manner as our management and board of directors.

Conference Call

The company has scheduled a conference call to discuss its second quarter 2022 financial results and third quarter 2022 outlook today, August 5, 2022, at 8:30 a.m. EDT. To access the call in the U.S. please dial 877-709-8150 or outside the U.S. dial 201-689-8354 at least five minutes prior to the 8:30 a.m. EDT start time. No participant code is required. A simultaneous webcast of the call and accompanying presentation will be available via the investor relations section of the Protolabs website and the following link: https://edge.media-server.com/mmc/p/bfhv9mwu. A replay will be available for 14 days following the call on the investor relations section of the Protolabs website.

About Protolabs

Protolabs is the world’s leading provider of digital manufacturing services. The e-commerce-based company offers injection molding, CNC machining, 3D printing, and sheet metal fabrication to product developers, engineers, and supply chain teams across the globe. Protolabs serves customers using in-house production capabilities that bring unprecedented speed in tandem with Hubs, a Protolabs Company, which serves customers through its network of premium manufacturing partners. Together, they help companies bring new ideas to market with the fastest and most comprehensive digital manufacturing service in the world. Visit protolabs.com for more information.

Forward-Looking Statements

Statements contained in this press release regarding matters that are not historical or current facts are “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors which may cause the results of Protolabs to be materially different than those expressed or implied in such statements. Certain of these risk factors and others are described in the “Risk Factors” section within reports filed with the SEC. Other unknown or unpredictable factors also could have material adverse effects on Protolabs’ future results. The forward-looking statements included in this press release are made only as of the date hereof. Protolabs cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Protolabs expressly disclaims any intent or obligation to update any forward-looking statements to reflect subsequent events or circumstances.

Source: Proto Labs, Inc.

Investor Relations Contact

Protolabs

Ryan Johnsrud, 612-225-4873

Manager – Investor Relations and FP&A

ryan.johnsrud@protolabs.com

Media Contact

Protolabs

Brent Renneke, 763-479-7704

PR & Media Strategist

brent.renneke@protolabs.com

Proto Labs, Inc.
Condensed Consolidated Balance Sheets
(In thousands)

	June 30,	December 31,
	2022	2021
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	$54,666	$65,929
Short-term marketable securities	24,379	11,580
Accounts receivable, net	82,469	80,051
Inventory	15,051	13,161
Income taxes receivable	2,627	1,321
Prepaid expenses and other current assets	11,484	11,450
Total current assets	190,676	183,492

Property and equipment, net	260,631	280,346
Goodwill	390,354	400,610
Other intangible assets, net	34,026	37,998
Long-term marketable securities	31,068	14,340
Operating lease assets	4,037	5,578
Finance lease assets	1,649	1,898
Long-term assets held for sale	1,985	-
Other long-term assets	4,223	4,320
Total assets	$918,649	$928,582

Liabilities and shareholders' equity
Current liabilities
Accounts payable	$15,642	$25,364
Accrued compensation	16,687	13,704
Accrued liabilities and other	24,011	11,980
Current operating lease liabilities	2,140	3,298
Current finance lease liabilities	436	550
Total current liabilities	58,916	54,896

Long-term operating lease liabilities	1,886	2,245
Long-term finance lease liabilities	1,188	1,351
Long-term deferred tax liabilities	30,177	35,892
Other long-term liabilities	5,784	5,705

Shareholders' equity	820,698	828,493
Total liabilities and shareholders' equity	$918,649	$928,582

Proto Labs, Inc.
Condensed Consolidated Statements of Operations
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2022	2021	2022	2021
Revenue
Injection Molding	$53,355	$58,168	$106,753	$114,527
CNC Machining	48,222	41,592	94,320	78,295
3D Printing	19,963	18,170	39,635	35,405
Sheet Metal	5,160	4,717	9,847	9,936
Other	202	401	515	1,011
Total revenue	126,902	123,048	251,070	239,174

Cost of revenue	69,480	66,423	137,844	127,219
Gross profit	57,422	56,625	113,226	111,955

Operating expenses
Marketing and sales	21,055	21,044	41,641	40,524
Research and development	9,450	11,060	20,007	23,241
General and administrative	16,522	8,417	33,293	27,825
Closure of Japan business	5,194	-	5,194	-
Total operating expenses	52,221	40,521	100,135	91,590
Income from operations	5,201	16,104	13,091	20,365
Other income (loss), net	1	137	(299)	(176)
Income before income taxes	5,202	16,241	12,792	20,189
Provision for income taxes	2,645	3,326	5,140	3,562
Net income	$2,557	$12,915	$7,652	$16,627

Net income per share:
Basic	$0.09	$0.47	$0.28	$0.60
Diluted	$0.09	$0.47	$0.28	$0.60

Shares used to compute net income per share:
Basic	27,530,739	27,735,732	27,515,583	27,600,684
Diluted	27,536,823	27,744,870	27,524,019	27,741,464

Proto Labs, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Six Months Ended
	June 30,
	2022	2021
Operating activities
Net income	$7,652	$16,627
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	20,274	20,127
Stock-based compensation expense	8,428	10,561
Deferred taxes	(5,653)	419
Changes in fair value of contingent consideration	-	(7,763)
Impairments related to closure of Japan business	1,792	-
Other	32	269
Changes in operating assets and liabilities	(1,485)	(19,511)
Net cash provided by operating activities	31,040	20,729

Investing activities
Purchases of property, equipment and other capital assets	(6,030)	(23,929)
Cash used for acquisitions, net of cash acquired	-	(127,413)
Purchases of marketable securities	(38,882)	(15,159)
Proceeds from sales of marketable securities	1,000	47,694
Proceeds from call redemptions and maturities of marketable securities	7,396	13,725
Net cash used in investing activities	(36,516)	(105,082)

Financing activities
Proceeds from exercises of stock options and other	2,311	3,838
Purchases of shares withheld for tax obligations	(1,615)	(4,209)
Repurchases of common stock	(5,239)	(1,210)
Principal repayments of finance lease obligations	(278)	(275)
Net cash used in financing activities	(4,821)	(1,856)
Effect of exchange rate changes on cash and cash equivalents	(966)	515
Net decrease in cash and cash equivalents	(11,263)	(85,694)
Cash and cash equivalents, beginning of period	65,929	127,603
Cash and cash equivalents, end of period	$54,666	$41,909

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Net Income per Share
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2022	2021	2022	2021
Non-GAAP net income, adjusted for stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency, costs related to Japan closure activities and transaction costs
GAAP net income	$2,557	$12,915	$7,652	$16,627
Add back:
Stock-based compensation expense	4,031	4,941	8,428	10,561
Amortization expense	1,527	1,490	3,072	3,033
Unrealized (gain) loss on foreign currency	271	(402)	360	220
Costs related to Japan closure activities	5,194	-	5,194	-
Transaction costs [1]	-	(7,655)	-	(5,140)
Total adjustments [2]	11,023	(1,626)	17,054	8,674
Income tax benefits on adjustments [3]	(776)	(575)	(1,458)	(3,576)
Non-GAAP net income	$12,804	$10,714	$23,248	$21,725

Non-GAAP net income per share:
Basic	$0.47	$0.39	$0.84	$0.79
Diluted	$0.46	$0.39	$0.84	$0.78

Shares used to compute non-GAAP net income per share:
Basic	27,530,739	27,735,732	27,515,583	27,600,684
Diluted	27,536,823	27,744,870	27,524,019	27,741,464

1 Transaction costs include direct costs incurred in the Company's acquisition of Hubs, Inc. and the impact of changes in the fair value of acquisition-related contingent consideration obligations.

2 Stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency, costs related to Japan closure activities and transaction costs were included in the following GAAP consolidated statement of operations categories:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2022	2021	2022	2021

Cost of revenue	$870	$1,011	$1,799	$1,988

Marketing and sales	813	929	1,550	1,782
Research and development	471	744	1,100	1,368
General and administrative	3,404	(3,908)	7,051	3,316
Closure of Japan business	5,194	-	5,194	-
Total operating expenses	9,882	(2,235)	14,895	6,466

Other (income) expense, net	271	(402)	360	220
Total adjustments	$11,023	$(1,626)	$17,054	$8,674

3 For the three- and six-month periods ended June 30, 2022 and 2021, income tax effects were calculated using the effective tax rate for the relevant jurisdictions. The Company's non-GAAP tax rates differ from its GAAP tax rates due primarily to the mix of activity incurred in domestic and foreign tax jurisdictions and removing effective tax rate benefits from stock-based compensation activity in the quarter.

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Gross Margin
(In thousands)
(Unaudited)

	Three Months Ended		Six Months Ended		Three Months Ended
	June 30,		June 30,		March 31,
	2022	2021	2022	2021	2022	2021
Revenue	$126,902	$123,048	$251,070	$239,174	$124,168	$116,126
Gross Profit	57,422	56,625	113,226	111,955	55,804	55,330
GAAP gross margin	45.2%	46.0%	45.1%	46.8%	44.9%	47.6%
Add back:
Stock-based compensation expense	528	668	1,115	1,303	587	635
Amortization expense	342	343	684	685	342	342
Total adjustments	870	1,011	1,799	1,988	929	977
Non-GAAP gross profit	$58,292	$57,636	$115,025	$113,943	$56,733	$56,307
Non-GAAP gross margin	45.9%	46.8%	45.8%	47.6%	45.7%	48.5%

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Gross Margin Excluding Japan
(In thousands)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2022	2021	2022	2021
Revenue	$126,902	$123,048	$251,070	$239,174
Revenue excluding Japan	$124,046	$119,999	$244,128	$232,501
Gross Profit	57,422	56,625	113,226	111,955
GAAP gross margin	45.2%	46.0%	45.1%	46.8%
Less: Japan gross profit	1,063	1,125	3,102	2,694
Gross Profit excluding Japan	56,359	55,500	110,124	109,261
GAAP gross margin excluding Japan	45.4%	46.3%	45.1%	47.0%
Add back:
Stock-based compensation expense	528	668	1,115	1,303
Amortization expense	342	343	684	685
Less:
Japan stock-based compensation expense	22	22	47	45
Japan amortization expense	-	-	-	-
Total adjustments	848	989	1,752	1,943
Non-GAAP gross profit excluding Japan	$57,207	$56,489	$111,876	$111,204
Non-GAAP gross margin excluding Japan	46.1%	47.1%	45.8%	47.8%

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Operating Margin
(In thousands)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2022	2021	2022	2021
Revenue	$126,902	$123,048	$251,070	$239,174
Income from operations	5,201	16,104	13,091	20,365
GAAP operating margin	4.1%	13.1%	5.2%	8.5%
Add back:
Stock-based compensation expense	4,031	4,941	8,428	10,561
Amortization expense	1,527	1,490	3,072	3,033
Transaction costs [1]	-	(7,655)	-	(5,140)
Costs related to Japan closure activities	5,194	-	5,194	-
Total adjustments	10,752	(1,224)	16,694	8,454
Non-GAAP income from operations	$15,953	$14,880	$29,785	$28,819
Non-GAAP operating margin	12.6%	12.1%	11.9%	12.0%

1 Transaction costs include direct costs incurred in the Company's acquisition of Hubs, Inc. and the impact of changes in the fair value of acquisition-related contingent consideration obligations.

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Operating Margin Excluding Japan
(In thousands)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2022	2021	2022	2021
Revenue	$126,902	$123,048	$251,070	$239,174
Revenue excluding Japan	$124,046	$119,999	$244,128	$232,501
Income from operations	5,201	16,104	13,091	20,365
GAAP operating margin	4.1%	13.1%	5.2%	8.5%
Less: Japan income from operations	(542)	(696)	4	(654)
Income from operations excluding Japan	5,743	16,800	13,087	21,019
GAAP operating margin excluding Japan	4.6%	14.0%	5.4%	9.0%
Add back:
Stock-based compensation expense	4,031	4,941	8,428	10,561
Amortization expense	1,527	1,490	3,072	3,033
Transaction costs [1]	-	(7,655)	-	(5,140)
Costs related to Japan closure activities	5,194	-	5,194	-
Less:
Japan stock-based compensation expense	147	160	297	303
Japan amortization expense	-	-	-	-
Total adjustments	10,605	(1,384)	16,397	8,151
Non-GAAP income from operations excluding Japan	$16,348	$15,416	$29,484	$29,170
Non-GAAP operating margin excluding Japan	13.2%	12.8%	12.1%	12.5%

1 Transaction costs include direct costs incurred in the Company's acquisition of Hubs, Inc. and the impact of changes in the fair value of acquisition-related contingent consideration obligations.

Proto Labs, Inc.
Reconciliation of GAAP Net Income to EBITDA and Adjusted EBITDA
(In thousands)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2022	2021	2022	2021
Revenue	$126,902	$123,048	$251,070	$239,174
GAAP net income	2,557	12,915	7,652	16,627
GAAP net income margin	2.0%	10.5%	3.0%	7.0%
Add back:
Amortization expense	$1,527	$1,490	$3,072	$3,033
Depreciation expense	8,515	8,578	17,202	17,094
Interest income, net	(149)	(65)	(194)	(152)
Tax expense	2,645	3,326	5,140	3,562
EBITDA	15,095	26,244	32,872	40,164
EBITDA Margin	11.9%	21.3%	13.1%	16.8%
Add back:
Stock-based compensation expense	4,031	4,941	8,428	10,561
Unrealized (gain) loss on foreign currency	271	(402)	360	220
Costs related to Japan closure activities	5,194	-	5,194	-
Transaction costs [1]	-	(7,655)	-	(5,140)
Total adjustments	9,496	(3,116)	13,982	5,641
Adjusted EBITDA	$24,591	$23,128	$46,854	$45,805
Adjusted EBITDA Margin	19.4%	18.8%	18.7%	19.2%

1 Transaction costs include direct costs incurred in the Company's acquisition of Hubs, Inc. and the impact of changes in the fair value of acquisition-related contingent consideration obligations.

Proto Labs, Inc.
Comparison of GAAP to Non-GAAP Revenue Growth by Region
(In thousands)
(Unaudited)

	Three Months Ended June 30, 2022				Three Months Ended June 30, 2021%
	GAAP	Foreign Currency[1]	Hubs Acquisition	Non-GAAP	GAAP	Change[3]	% Change Organic[4]
Revenues
United States	$100,655	$-	$-	$100,655	$95,344	5.6%	5.6%
Europe	23,391	2,225	-	25,616	24,655	(5.1)	3.9
Japan	2,856	524	-	3,380	3,049	(6.3)	10.9
Total Revenue	$126,902	$2,749	$-	$129,651	$123,048	3.1%	5.4%

	Six Months Ended June 30, 2022				Six Months Ended June 30, 2021%
	GAAP	Foreign Currency[1]	Hubs Acquisition[2]	Non-GAAP	GAAP	Change[3]	% Change Organic[4]
Revenues
United States	$196,151	$-	$(1,049)	$195,102	$186,397	5.2%	4.7%
Europe	47,977	3,376	(1,279)	50,074	46,104	4.1	8.6
Japan	6,942	916	-	7,858	6,673	4.0	17.8
Total Revenue	$251,070	$4,292	$(2,328)	$253,034	$239,174	5.0%	5.8%

[1] Revenue for the three- and six-month periods ended June 30, 2022 has been recalculated using 2021 foreign currency exchange rates in effect during comparable periods to provide information useful in evaluating the underlying business trends excluding the impact of changes in foreign currency exchange rates.

[2] Revenue for the six-month period ended June 30, 2022 has been recalculated to exclude revenue earned from the Company's acquisition of Hubs, Inc. for the period from January 1, 2022 to January 21, 2022 to provide information useful in evaluating the underlying business trends excluding the impact of acquisitions. The Hubs, Inc. acquisition occurred on January 22, 2021 and was included in 2021 revenue after that date.

[3] This column presents the percentage change from GAAP revenue for the three- and six-month periods ended June 30, 2021 to GAAP revenue for the three- and six-month periods ended June 30, 2022.

4 This column presents the percentage change from GAAP revenue for the three- and six-month periods ended June 30, 2021 to non-GAAP revenue for the three- and six-month periods ended June 30, 2022 (as recalculated using the foreign currency exchange rates in effect during the three-month period ended June 30, 2021, excluding the impact of Hubs, Inc. acquisition) in order to provide a constant-currency comparison.

Proto Labs, Inc.
Comparison of GAAP to Non-GAAP Revenue Growth by Service Line
(In thousands)
(Unaudited)

	Three Months Ended June 30, 2022				Three Months Ended June 30, 2021%
	GAAP	Foreign Currency[1]	Hubs Acquisition	Non-GAAP	GAAP	Change[3]	% Change Organic[4]
Revenues
Injection Molding	$53,355	$1,541	$-	$54,896	$58,168	(8.3)%	(5.6)%
CNC Machining	48,222	717	-	48,939	41,592	15.9	17.7
3D Printing	19,963	490	-	20,453	18,170	9.9	12.6
Sheet Metal	5,160	-	-	5,160	4,717	9.4	9.4
Other	202	1	-	203	401	(49.6)	(49.4)
Total Revenue	$126,902	$2,749	$-	$129,651	$123,048	3.1%	5.4%

	Six Months Ended June 30, 2022				Six Months Ended June 30, 2021%
	GAAP	Foreign Currency[1]	Hubs Acquisition[2]	Non-GAAP	GAAP	Change[3]	% Change Organic[4]
Revenues
Injection Molding	$106,753	$2,425	$(189)	$108,989	$114,527	(6.8)%	(4.8)%
CNC Machining	94,320	1,113	(1,637)	93,796	78,295	20.5	19.8
3D Printing	39,635	750	(408)	39,977	35,405	11.9	12.9
Sheet Metal	9,847	-	(84)	9,763	9,936	(0.9)	(1.7)
Other	515	4	(10)	509	1,011	(49.1)	(49.6)
Total Revenue	$251,070	$4,292	$(2,328)	$253,034	$239,174	5.0%	5.8%

[1] Revenue for the three- and six-month periods ended June 30, 2022 has been recalculated using 2021 foreign currency exchange rates in effect during comparable periods to provide information useful in evaluating the underlying business trends excluding the impact of changes in foreign currency exchange rates.

[2] Revenue for the six-month period ended June 30, 2022 has been recalculated to exclude revenue earned from the Company's acquisition of Hubs, Inc. for the period from January 1, 2022 to January 21, 2022 to provide information useful in evaluating the underlying business trends excluding the impact of acquisitions. The Hubs, Inc. acquisition occurred on January 22, 2021 and was included in 2021 revenue after that date.

[3] This column presents the percentage change from GAAP revenue for the three- and six-month periods ended June 30, 2021 to GAAP revenue for the three- and six-month periods ended June 30, 2022.

4 This column presents the percentage change from GAAP revenue for the three- and six-month periods ended June 30, 2021 to non-GAAP revenue for the three- and six-month periods ended June 30, 2022 (as recalculated using the foreign currency exchange rates in effect during the three-month period ended June 30, 2021, excluding the impact of Hubs, Inc. acquisition) in order to provide a constant-currency comparison.

Proto Labs, Inc.
Product Developer Information
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2022	2021	2022	2021
Unique product developers and engineers served	24,058	23,253	36,878	35,065